UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only
[ ]    Definitive Proxy Statement
[x]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12
NEXIMMUNE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]     Fee previously paid with preliminary materials.
[ ]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NEXIMMUNE, INC.
9119 GAITHER ROAD
GAITHERSBURG, MD 20877

D81707-P73276

Your **Vote** Counts!

NEXIMMUNE, INC.

2022 Annual Meeting
Vote by June 12, 2022
11:59 PM ET

You invested in NEXIMMUNE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 13, 2022.**

Get informed before you vote

View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 13, 2022
10:00 AM, EDT

Virtually at:
www.virtualshareholdermeeting.com/NEXI2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Paul D'Angio, R.P.H., M.S.J. 02) Zhengbin (Bing) Yao, Ph.D.	For
2. To ratify the appointment of Ernst & Young LLP as NexImmune, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2022.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.	

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D81708-P73276